Other Income, Net	12 Months Ended
Jan. 31, 2014
Other Income and Expenses [Abstract]
Other Income, Net

(8) Other Income, Net

Other income, net consisted of the following:

	Years Ended January 31,
(in thousands)	2014	2013	2012
Gain from disposal of property and equipment	$6,380	$3,563	$8,247
Gain on sale of investment securities	—	—	996
Interest income	13	59	196
Currency exchange loss	(55)	(1,228)	(310)
Other	512	3,838	556

Total	$6,850	$6,232	$9,685

Included in the gain from disposal of property are surplus assets which were sold throughout the fiscal year, including items from the former corporate headquarters in Mission Woods, Kansas. Also included in the gain from disposal of property and equipment is the gain on the sale of a building in Massachusetts for $0.7 million which was being used by Geoconstruction until operations were consolidated in Dallas, Texas this year. In April 2013, insurance proceeds were received totaling $0.7 million as payment for equipment lost in a fire. These proceeds are included in gain from disposal of property and equipment.

During July 2013, Layne determined its investment in a joint venture was no longer viable. The related investment of $0.6 million was determined to be unrecoverable and was written off and is included in other in the table above.

On March 21, 2011, Layne sold its operating facility in Fontana, California, with the intent of acquiring and relocating to a new facility. In the interim until a new facility could be purchased, Layne entered into a leasehold agreement of the existing facility. The total gain on the sale of the facility was $6.4 million, of which $1.4 million was deferred to match the expected lease payments under the leasehold agreement. During fiscal year ended January 31, 2012 $0.4 million of the deferred gain was recognized. The deferred gain was being recognized over the 36 month term of the lease. In September 2012, Layne terminated the leasehold agreement and recognized the remaining $0.7 million deferred gain on the sale of the facility.

During FY2012, Layne recognized a gain of $1.0 million on the sale of certain investment securities in Australia. The securities were received in settlement of previously written off accounts receivable.